                                                                    EXHIBIT 10.4

                     SIXTH AMENDMENT TO AMENDED AND RESTATED
                   SENIOR REVOLVING CREDIT FACILITY AGREEMENT

         THIS SIXTH AMENDMENT TO AMENDED AND RESTATED SENIOR REVOLVING CREDIT FACILITY AGREEMENT (this "Sixth Amendment"), dated as of June 30, 2000, is entered into among CASH AMERICA INTERNATIONAL, INC., a Texas corporation (the "Borrower"), the lenders listed on the signature pages hereof (the "Lenders"), BANK OF AMERICA, N.A., formerly known as Bank of America National Trust and Savings Association, successor by merger to Bank of America, N.A., formerly known as NationsBank, N.A., successor by merger to NationsBank of Texas, N.A., as Administrative Agent (in said capacity, the "Administrative Agent").

                                   BACKGROUND

         A. Borrower, the Lenders, and the Administrative Agent are parties to that certain Amended and Restated Senior Revolving Credit Facility Agreement, dated as of June 19, 1996, as amended by that certain First Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of December 11, 1997, that certain Second Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of June 24, 1998, that certain Third Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of December 11, 1998, that certain Fourth Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of February 17, 1999, and that certain Fifth Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of September 15, 1999 (said Amended and Restated Senior Revolving Credit Facility Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. The Borrower, the Lenders, and the Administrative Agent desire to amend the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, and the Administrative Agent covenant and agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT.

         (a) The definition of "Applicable Margin" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Applicable Margin" means, for any particular date for any LIBOR Advance, that rate of interest per annum equal to the rate set forth below opposite the Funded Debt Ratio which is in effect for such particular date:

                   Funded Debt Ratio                           Applicable Margin
                   -----------------                           -----------------

Greater than 4.35 to 1                                               1.50%

Greater than 3.25 to 1 but less than or equal to 4.35 to 1           1.25%

Less than or equal to 3.25 to 1                                      1.00%

         The Applicable Margin payable by the Borrower on the Revolving Credit Advances outstanding hereunder shall be adjusted on each Adjustment Date, according to the performance of the Borrower for the most recent fiscal quarter. For purposes of the foregoing, if the financial statements of the Borrower setting forth the Funded Debt Ratio are not received by the Administrative Agent by the date required pursuant to
         Section 5.1(a) or 5.1(b), the Applicable Margin shall be determined as if the Funded Debt Ratio is greater than 4.35 to 1 until such time as such financial statements are received.

         (b) Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order:

                  "Capital Expenditures" means, for any period, expenditures made by the Borrower and its Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements during such period and the aggregate amount of items leased or acquired under Capital Leases at the cost of the item) computed in accordance with GAAP; provided, however, Capital Expenditures shall not include expenditures made with insurance proceeds received by the Borrower in connection with the March 28, 2000 windstorm that damaged the Borrower's headquarters building.

                  "Fixed Charge Coverage Ratio" means, for any date of calculation (which shall be the last day of each fiscal quarter of the Borrower), the ratio of (a) the sum of Consolidated Adjusted Net Income for the most recent four (4) fiscal quarters ending on such date of calculation, plus the taxes, rents, leases and interest expenses deducted from the gross income to determine Consolidated Adjusted Net income for such four (4) quarters to (b) such rents, leases and interest expenses so deducted for such four (4) quarters.

                  "Funded Debt Ratio" means, for any date of calculation (which shall be the last day of each fiscal quarter of the Borrower), the ratio of (a) Consolidated Funded Debt as of the fiscal quarter end on such date of calculation to (b) Consolidated EBITDA for the most recent four (4) fiscal quarters ending on such date of calculation.

         (c) Section 5.14(e) of the Credit Agreement is hereby amended to read as follows:

                  (e) Minimum Fixed Charge Coverage Ratio. The Borrower shall not permit the Fixed Charge Coverage Ratio to be less than (a) 1.25 to 1 for any fiscal quarter during the period from and including June 30, 2000 through and including March 31, 2001, (b) 1.35 to 1 for the fiscal quarters ended June 30, 2001 and September 30, 2001 and (c) 1.50 to 1 for any fiscal quarter thereafter.

         (d) Section 5.14(f) of the Credit Agreement is hereby amended to read as follows:

                  (f) Maximum Funded Debt Ratio. The Borrower shall not permit the Funded Debt Ratio to be greater than (a) 4.50 to 1 for the fiscal quarter ended June 30, 2000, (b) 5.00 to 1 for the fiscal quarters ended September 30, 2000 and December 31, 2000, (c) 4.50 to 1 for any fiscal quarter during the period from and including March 31, 2001 through and including September 30, 2001 and (d) 3.50 to 1 for any fiscal quarter thereafter.

         (e) Section 6.1 of the Credit Agreement is hereby amended by deleting (pound)10,000,000 in clause (x) thereof and inserting (pound)15,000,000 in lieu thereof.

         (f) Article 6 of the Credit Agreement is hereby amended by adding a new
Section 6.14 thereto to read as follows:

                  Section 6.14 Capital Expenditures. The Borrower shall not, and shall not permit any of its Subsidiaries to, make or incur Capital Expenditures during (a) fiscal year 2000 in an aggregate amount in excess of $26,000,000 if at the end of any fiscal quarter during such fiscal year the Funded Debt Ratio is greater than 3.50 to 1 and (b) fiscal year 2001 in an aggregate amount in excess of the remainder of $44,000,000 minus the aggregate amount of Capital Expenditures made or incurred by the Borrower and its Subsidiaries during fiscal year 2000 if at the end of any fiscal quarter during fiscal year 2001 the Funded Debt Ratio is greater than 3.50 to 1.

         (g) Exhibit F to the Credit Agreement is hereby amended to be in the form of Exhibit F to this Fifth Amendment.

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

         (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as if made on and as of such date;

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

         (c) the Borrower has full power and authority to execute and deliver this Sixth Amendment, and this Sixth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities law;

         (d) neither the execution, delivery and performance of this Sixth Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law to which the Borrower or any Subsidiary is subject, or any indenture, agreement or other instrument to which the Borrower or any Subsidiary or any of their respective property is subject; and

         (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower), is required for the execution, delivery or performance by the Borrower of this Sixth Amendment or the acknowledgment of this Sixth Amendment by each Guarantor.

         3. CONDITIONS OF EFFECTIVENESS. This Sixth Amendment (and the amendment to the Applicable Margin provided herein) shall be effective as of June 30, 2000, subject to the following:

         (a) the Administrative Agent shall have received counterparts of this Sixth Amendment executed by the Determining Lenders;

         (b) the Administrative Agent shall have received counterparts of this Sixth Amendment executed by the Borrower and acknowledged by each Guarantor;

         (c) the representations and warranties set forth in Section 2 of this Sixth Amendment shall be true and correct; and

         (d) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

         4. AMENDMENT FEE. Provided this Sixth Amendment becomes effective, the Borrower covenants and agrees to pay an amendment fee to the Lenders which execute and deliver this Sixth Amendment to the Administrative Lender (or its counsel) not later than 5:00 p.m., Dallas time, July 14, 2000 in an amount equal to the product of (a) 0.250% and (b) an amount equal to such Lender's portion of the Commitment. Such amendment fee shall be paid in immediately available funds and shall be due and payable to each Lender eligible for payment pursuant to the preceding sentence no later than one Business Day after July 14, 2000. The Borrower agrees that the failure to pay the amendment fee provided in this
Section 4 shall be an Event of Default under Section 7.1(a)(ii) of the Credit Agreement.

         5. GUARANTORS ACKNOWLEDGMENT. By signing below, each of the Guarantors
(a) acknowledges and consents to the execution, delivery and performance by the Borrower of this Sixth Amendment, (b) agrees that its obligations in respect of its Guaranty Agreement are not released, modified, impaired or affected in any manner by this Sixth Amendment or any of the provisions contemplated herein and
(c) acknowledges that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty Agreement.

         6. REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon the effectiveness of this Sixth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Sixth Amendment.

         (b) The Credit Agreement, as amended by this Sixth Amendment, and all other Loan Papers shall remain in full force and effect and are hereby ratified and confirmed.

         7. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Sixth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this Sixth Amendment).

         8. EXECUTION IN COUNTERPARTS. This Sixth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         9. GOVERNING LAW; BINDING EFFECT. This Sixth Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, each Lender, and the Administrative Agent and their respective successors and assigns.

         10. HEADINGS. Section headings in this Sixth Amendment are included herein for convenience of reference only and shall not constitute a part of this Sixth Amendment for any other purpose.

         11. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SIXTH AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment as of the date first above written.

                                         CASH AMERICA INTERNATIONAL, INC.


                                         By:  /s/ David J. Clay
                                              -------------------------------
                                              Vice President and Treasurer


                                         BANK OF AMERICA, N.A., as
                                         Administrative Agent and as a Lender


                                         By:  /s/ Shelly K. Harper
                                              -------------------------------
                                              Title: Principal


                                         WELLS FARGO BANK TEXAS,
                                         NATIONAL ASSOCIATION, as
                                         Documentation Agent and as a Lender


                                         By:  /s/ Stephen C. Melton
                                              -------------------------------
                                              Title: Assistant Vice President


                                         BANK ONE, TEXAS, N.A.


                                         By:  /s/ Gregory Crowe
                                              -------------------------------
                                              Title: Vice President

                                         THE BANK OF TOKYO-MITSUBISHI,
                                         LTD.


                                         By:  /s/ J. Mearns
                                              -------------------------------
                                              Title: Vice President and Manager


                                         CHASE BANK OF TEXAS, NATIONAL
                                         ASSOCIATION


                                         By:  /s/ B. B. Wuthrich
                                              -------------------------------
                                              Title: Vice President


                                         COMERICA BANK-TEXAS


                                         By:  /s/ Ty Maxfield
                                              -------------------------------
                                              Title: Vice President

ACKNOWLEDGED AND AGREED:

CASH AMERICA, INC. OF SOUTH CAROLINA
FLORIDA CASH AMERICA, INC.
GEORGIA CASH AMERICA, INC.
CASH AMERICA, INC. OF LOUISIANA
CASH AMERICA, INC. OF NORTH CAROLINA
CASH AMERICA, INC. OF TENNESSEE
CASH AMERICA, INC. OF OKLAHOMA
CASH AMERICA, INC. OF KENTUCKY
CASH AMERICA PAWN, INC. OF OHIO
CASH AMERICA MANAGEMENT L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.
CASH AMERICA PAWN L.P., a Delaware limited partnership, by its general partner,
     Cash America Holding, Inc.
CASH AMERICA HOLDING, INC.
EXPRESS CASH INTERNATIONAL CORPORATION
CASH AMERICA, INC. OF ALABAMA
CASH AMERICA, INC. OF COLORADO
CASH AMERICA, INC. OF INDIANA
CASH AMERICA, INC.
CASH AMERICA OF MISSOURI, INC.
VINCENT'S JEWELERS AND LOAN, INC.
CASH AMERICA, INC. OF UTAH
CASH AMERICA FRANCHISING, INC.
CASH AMERICA, INC. OF ILLINOIS
UPTOWN CITY PAWNERS, INC.
DOC HOLLIDAY'S PAWN BROKERS & JEWELERS, INC.
LONGHORN PAWN & GUN, INC.
BRONCO PAWN & GUN, INC.
HORNET PAWN & GUN, INC.
TIGER PAWN & GUN, INC.
RENT-A-TIRE, INC.
MR. PAYROLL CORPORATION

By:  /s/ David J. Clay
     ----------------------------------------
     David J. Clay, Treasurer